UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2008

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Item 1. Report to Stockholders.

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Calvert
Investments that make a difference®

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September 30, 2008
Annual Report

Calvert World Values International Equity Fund

Calvert
Investments that make a difference®

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
21

Statements of Changes in Net Assets
22

Notes to Financial Statements
24

Financial Highlights
31

Explanation of Financial Tables
36

Proxy Voting and Availability of Quarterly Portfolio Holdings
38

Director and Officer Information Table
40

Dear Shareholder:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Our reporting period ended on September 30 with the Standard & Poor's 500 Index down 21.98% for the 12-month period. Diversification provided little solace during this period, as only fixed-income asset classes with no credit risk--such as U.S. Treasuries--emerged with positive returns. The Morgan Stanley Capital International (MSCI) World Index was down 25.62% and the benchmark Russell 2000 Index dropped by 14.48% during the reporting period. Moreover, losses continued after the period ended, with a series of unprecedented drops during the first week of October.

Sustainable and Responsible Investment

In a crisis that was caused by an array of factors, including an over-leveraged economy that led to bubbles in prices of housing and other assets, the short-term focus of many financial institutions, and lax regulatory oversight, we believe that owning companies with stronger corporate governance practices (such as transparency, disclosure, and board independence) allowed us to avoid some of the more spectacular losses. We feel that during periods of market turbulence it becomes more important than ever to pursue sustainable and responsible investing practices. In the last 12 months, we made progress on a number of sustainable and responsible investment initiatives.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

Long-Term Financial Goals

We believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2008.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the ranked companies--and intends to do more of this in the year ahead.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey.

Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of several Funds is invested in companies that provide for-profit socially or environmentally relevant products or services. One of our Funds in the Special Equities program made an early-stage investment recently in NeoDiagnostix, Inc., a Maryland company developing genetic technologies to more accurately test for cervical cancer. If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present. ShoreBank Corporation, the first community development and environmental bank holding company, is a new addition to the program. Aside from community development and environmental banking, ShoreBank also has subsidiaries that work on international microfinance and small business lending.2

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.3

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world. Through the Habitat Investment Program, people can now invest--not just donate or volunteer--to help Habitat make homeownership possible for even more families in need.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities. BRAC then offers education, health, and vocational training through these communities to further amplify its impact.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Big Lots represented 0.03% of Calvert Social Index Fund and 0.47% of Calvert World Values International Equity Fund; Lowe's represented 0.53% of Calvert Social Index Fund; Kirby represented 0.03% of Calvert Social Index Fund; Ryder represented 0.06% of Calvert Social Index Fund; and Harley Davidson represented 0.14% of Calvert Social Index Fund.

2. As of September 30, 2008, NeoDiagnostix, Inc. represented 0.03% of CSIF Equity Portfolio, and ShoreBank Corporation represented 0.09% of CSIF Equity Portfolio.

3. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.32%; Calvert World Values International Equity Fund, 0.87%; Calvert Large Cap Growth Fund, 0.25%; and Calvert New Vision Small Cap Fund, 1.08%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

All holdings are subject to change without notice.

Portfolio Management Discussion

Raymond Mui
of Acadian Asset Management, Inc.

Performance

For the 12-month period ended September 30, 2008, Calvert World Values International Equity Fund Class A shares (at NAV) returned -34.31% versus -30.50% for the Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI). Weak stock selection was the primary cause of the Fund's underperformance.

Investment Climate

World equity markets saw unprecedented levels of market volatility as the credit crunch intensified, concerns about a global slowdown gave way to recessionary conditions in a number of major markets, and inflation pressures persisted. The resulting weakness in housing markets and decrease in consumer consumption were common themes.

In the U.S., deteriorating financial and economic conditions culminated with the financial system in disarray after a number of major Wall Street firms buckled under the weight of losses on mortgage-backed securities. The government stepped in with a proposed $700 billion rescue package in an effort to resuscitate the market's key financial institutions and prevent the crisis from penetrating deeper into the economy. However, the House of Representatives' initial rejection of the package on September 29 sparked a shocking global sell-off. Yet in the end, the U.S. stock market fared a little better than the broad global market, with the Standard & Poor's 500 Index returning -22.2% for the period.

The U.S. dollar declined through the first nine months of the period, which boosted returns for U.S. investors in foreign securities. However, it rebounded sharply in the third calendar quarter of 2008, gaining 11% against the euro and 9% versus the pound sterling, resulting in a net appreciation for the overall period. That means that performance of international benchmarks was better in local currency terms-- sometimes much better--than when converted to U.S. dollars. In fact, the MSCI EAFE IMI Index returned -28.86% in local market returns, 1.64 percentage points higher than its U.S. dollar return.

European markets were collectively down 31.51% in U.S. dollar terms against a backdrop of weakening economic fundamentals. The relative strength of the euro against the dollar eased as dueling issues of rising inflation and stagnating growth made the future interest-rate direction of the European Central Bank unclear. Germany lost 28.31% after previously resilient exports slumped in the latter part of the period.

The Asia-Pacific region retreated 29.43%. Japan declined 26.63% in U.S. dollar terms but lost 32.27% in local currency terms, as the yen was the one major currency to strengthen relative to the dollar over the period. And emerging markets as a whole sank 34.05%. Asia was the weakest regional performer, down 40.51% for the period, as China declined 47.17% due to tighter monetary conditions, climbing inflation, and slower growth.

Portfolio Strategy

Weak stock selection trumped positive contributions from country allocations, causing the Fund to trail the benchmark index.

Stock selection was most costly in the U.K., Japan, and Australia. In the U.K., losses were led by telecom BT Group and financial holding Royal Bank of Scotland Group (RBS). In the second calendar quarter of 2008, RBS said it expected write-downs to be on par with the previous estimate of $8.4 billion for the year. In other markets, key portfolio detractors included steelmakers Voestalpine and Nisshin Steel, which struggled with expectations of slowing global demand and higher prices for raw materials. An overweight to the U.S. market also hampered performance and included poor performers such as insurer XL Capital.

On the other hand, stock selection in Germany and Australia helped performance, as did an overweight to Russia. Notable contributors were Volkswagen and Australian oil and gas producer Origin Energy. The lack of exposure to a number of poor performers in the Australian banking sector also benefited relative returns. Vimpel Communications was another positive contributor after the Russian company announced it would expand its integrated service capabilities by acquiring Golden Telecom in late 2007.

Outlook

The current outlook for much of the world economy appears to be linked to the U.S. financial markets. Clearly Wall Street is in the midst of drastic fundamental change and it is too soon to evaluate how and when the U.S. financial industry might recover. We expect elevated levels of global market volatility to continue as investors gauge the impact of the continuing credit crisis on the broader economy and corporate profits. It may be six to 12 months before we see a return to stability and improved market performance, which may impact the volatility of returns for our models over the near term. Recession still looms as a very real likelihood for the U.S., and there are many sectors aside from finance where we have yet to see the full impact of the slowdown.

On a happier note, some conditions suggest the beginnings of a potential equity market rebound, although we would hesitate to expect this to happen in the near term. Assuming the U.S., by passage of an effective rescue plan, prevents a more severe crisis, some longer-term positives include bearish fund manager sentiment, which is typically a contrarian buy signal, attractive opportunities created by consolidations and mergers in the financial industry, and subsiding inflation threats possibly leading to more interest rate cuts by central banks.

Slowing exports, a still-elevated exchange rate, and tight monetary policy led Europe into a technical recession. Despite more difficult economic conditions, we continue to find a number of relatively attractive companies and valuations in these broad and diverse markets. We are most positive on the insurance and technology sectors, yet we remain negative on the household products industry. Due to deteriorating conditions in the U.K., we now have a negative outlook for that market. However, we recently changed our outlook on Japan to slightly positive--particularly in the Technology and Telecommunications sectors.

October 2008

Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/08	9/30/08
Class A	(23.60%)	(34.31%)
Class B	(24.03%)	(34.97%)
Class C	(23.94%)	(34.86%)
Class I	(23.37%)	(33.84%)
MSCI EAFE IMI**	(22.53%)	(30.50%)
Lipper International Multi-Cap Core Funds Avg.	(21.45%)	(29.55%)

Ten Largest Stock Holdings
	% of Net Assets
Zurich Financial Services AG	4.3%
Muenchener Rueckversicherungs AG	4.3%
Santos Ltd.	4.0%
Nintendo Co. Ltd.	3.4%
ING Groep NV (CVA)	3.3%
France Telecom SA	3.2%
AU Optronics Corp. (ADR)	2.6%
Sanofi-Aventis SA	2.5%
EnCana Corp.	2.4%
KT Corp. (ADR)	2.2%
Total	32.2%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charges.

** Source: Vestek

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(37.44%)
Five year	5.06%
Ten year	2.00%
Class B Shares
One year	(38.19%)
Five year	4.84%
Ten year	1.31%
Class C Shares
One year	(35.48%)
Five year	5.22%
Ten year	1.54%

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
Class I Shares
One year	(33.84%)
Five year	6.85%
Since inception	1.83%
(2/26/99)

Portfolio Statistics
Economic Sectors	% of Total Investments
Consumer Discretionary	12.4%
Consumer Staples	4.9%
Energy	7.6%
Financials	26.4%
Health Care	4.8%
Industrials	10.9%
Information Technology	12.3%
Limited Partnership Interest	0.7%
Materials	6.0%
Telecommunication Services	10.3%
Utilities	3.0%
Venture Capital	0.7%
100%

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2006, and previously in March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Vestek

1. Source for all country and regional returns in this section is www.mscibarra.com.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: BT Group 1.78%, Royal Bank of Scotland 0%, Voestalpine 1.81%, Nisshin Steel 1.06%, XL Capital 0%, Volkswagen 0.60%, Origin Energy 0%, Vimpel Communications 0%, and Golden Telecom 0%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$764.00	$7.25
Hypothetical	$1,000.00	$1,016.78	$8.29
(5% return per year before expenses)
Class B
Actual	$1,000.00	$759.70	$11.66
Hypothetical	$1,000.00	$1,011.74	$13.33
(5% return per year before expenses)
Class C
Actual	$1,000.00	$760.60	$10.87
Hypothetical	$1,000.00	$1,012.65	$12.43
(5% return per year before expenses)
Class I
Actual	$1,000.00	$766.30	$4.32
Hypothetical	$1,000.00	$1,020.11	$4.94
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.64%, 2.65%, 2.47% and 0.98% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert World Values International Equity Fund:

We have audited the accompanying statement of net assets of the Calvert World Values International Equity Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert World Values International Equity Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Statement of Net Assets
September 30, 2008
EQUITY SECURITIES - 97.7%	Shares	Value
Australia - 6.3%
BlueScope Steel Ltd.	954,535	$5,629,866
OneSteel Ltd.	89,308	330,052
Santos Ltd.	1,255,042	19,507,777
Sims Group Ltd.	56,807	1,319,236
Woodside Petroleum Ltd.	99,914	4,108,913
		30,895,844

Austria - 1.8%
Voestalpine AG	281,189	8,797,109

Belgium - 2.9%
Colruyt SA	3,785	944,971
Delhaize Group	97,393	5,676,484
Dexia SA	607,805	6,678,643
Umicore	20,361	632,198
		13,932,296

Brazil - 0.0%
Investimentos Itaú SA, Preferred	40,200	198,993

Canada - 3.6%
EnCana Corp.	181,400	11,631,233
Research In Motion Ltd.*	88,100	6,017,230
		17,648,463

Denmark - 1.1%
Topdanmark A/S*	2,850	407,752
Vestas Wind Systems A/S*	55,750	4,854,633
		5,262,385

Finland - 0.0%
Outotec Oyj	3,448	93,117

France - 10.9%
BNP Paribas	43,631	4,195,138
Casino Guichard-Perrachon SA	8,590	770,279
CNP Assurances SA	9,446	1,067,059
France Telecom SA	552,678	15,479,929
PSA Peugeot Citroen SA	140,528	5,337,682
Renault SA	19,710	1,273,839
Sanofi-Aventis SA	181,362	11,923,295
Societe Generale Groupe	61,266	5,562,384
Thomson SA*	48,569	173,877
UBISOFT Entertainment SA*	20,266	1,406,119
Vallourec SA	26,348	5,731,588
		52,921,189

EQUITY SECURITIES - Cont'd	Shares	Value
Germany - 5.9%
adidas AG	69,768	$3,747,645
Muenchener Rueckversicherungs AG	139,762	21,103,341
Suedzucker AG	50,785	742,959
Volkswagen AG	7,366	2,898,326
		28,492,271

Greece - 0.3%
Alpha Bank AE	10,536	231,695
National Bank of Greece SA	34,325	1,411,241
		1,642,936

Hong Kong - 0.1%
China Netcom Group Corp. Hong Kong Ltd.	141,500	319,440

Italy - 1.4%
Banca Monte dei Paschi di Siena SpA	99,745	246,406
Pirelli & C. SpA	1,398,925	818,978
Prysmian SpA	29,408	574,159
UniCredit SpA	1,364,032	5,039,435
		6,678,978

Japan - 24.2%
Aisin Seiki Co. Ltd.	205,000	5,025,092
Alps Electric Co. Ltd.	45,800	361,021
Astellas Pharma, Inc.	73,000	3,079,526
Benesse Corp.	7,000	286,870
Brother Industries Ltd.	117,700	1,244,058
Central Japan Railway Co.	139	1,317,138
Chuo Mitsui Trust Holdings, Inc.	779,000	4,188,763
Daifuku Co. Ltd.	18,500	115,847
Daihatsu Motor Co. Ltd.	309,000	3,377,373
Daito Trust Construction Co. Ltd.	47,500	1,783,179
FamilyMart Co. Ltd.	28,500	1,209,796
Fujikura Ltd.	247,000	960,373
Fujitsu Ltd.	1,138,000	6,382,812
Furukawa Electric Co. Ltd.	150,000	663,215
Hino Motors Ltd.	733,000	2,985,257
Honda Motor Co. Ltd.	136,300	4,064,407
Kawasaki Kisen Kaisha Ltd.	724,000	4,476,206
Konica Minolta Holdings, Inc.	497,500	5,757,377
Lawson, Inc.	13,300	618,856
Matsushita Electric Industrial Co. Ltd.	322,000	5,610,759
Mazda Motor Corp.	1,211,067	4,925,565
Nintendo Co. Ltd.	39,500	16,509,228
Nippon Paper Group, Inc.	462	1,354,402
Nippon Sheet Glass Co. Ltd.	344,000	1,782,153
Nippon Telegraph & Telephone Corp.	2,265	10,129,163
Nippon Yusen Kabushiki Kaisha	1,400,000	9,117,878
Nisshin Seifun Group, Inc.	27,000	363,153
Nisshin Steel Co. Ltd.	2,660,000	5,130,362
Nissin Foods Holding Co. Ltd.	18,600	664,687

EQUITY SECURITIES - Cont'd	Shares	Value
Japan - Cont'd
Omron Corp.	14,400	$222,091
Pioneer Corp.	32,800	217,370
SANYO Electric Co. Ltd.*	3,429,000	5,975,635
SBI Holdings, Inc.	6,058	910,624
Seiko Epson Corp.	67,800	1,570,206
Sekisui Chemical Co. Ltd.	41,000	245,436
Sumitomo Electric Industries Ltd.	55,000	600,502
Takefuji Corp.	75,010	967,966
Tokio Marine Holdings, Inc.	32,100	1,169,531
Tokyo Electron Ltd.	7	313
Toppan Printing Co. Ltd.	29,000	227,247
Toyo Seikan Kaisha Ltd.	58,500	901,267
Toyoda Gosei Co. Ltd.	9,200	156,636
Ube Industries Ltd.	399,000	1,070,276
		117,719,616

Mexico - 0.1%
Empresas ESM, Contingent Deferred Distribution (b)(i)*	350,000	87,500
Grupo Financiero Banorte SAB de CV	152,300	484,369
		571,869

Netherlands - 4.4%
Corio NV	8,618	617,781
ING Groep NV (CVA) (s)	732,649	15,940,273
Koninklijke Philips Electronics NV	168,230	4,607,140
Oce NV	7,149	51,213
		21,216,407

Norway - 0.4%
Norske Skogindustrier ASA*	20,500	84,977
Yara International ASA	53,441	1,870,948
		1,955,925

Poland - 0.0%
Telekomunikacja Polska SA	23,426	224,193

Singapore - 0.2%
Neptune Orient Lines Ltd.	649,000	831,071

South Africa - 1.6%
Aveng Ltd.	208,558	1,583,531
BIDVest Group Ltd.	51,530	657,487
Community Growth Fund	1,047,112	840,813
MTN Group Ltd.	301,949	4,257,827
New Clicks Holdings Ltd.	89,730	169,841
Pick'n Pay Holdings Ltd.	61,200	93,281
Spar Group Ltd.	656	4,012
VenFin Ltd.	55,800	150,569
		7,757,361

EQUITY SECURITIES - Cont'd	Shares	Value
South Korea - 3.1%
KB Financial Group, Inc. (ADR)*	95,000	$4,340,550
KT Corp. (ADR)	638,600	10,722,094
		15,062,644

Sweden - 0.5%
Autoliv, Inc.	7,400	249,750
Nordea Bank AB	124,800	1,492,075
Skandinaviska Enskilda Banken AB	47,600	745,636
		2,487,461

Switzerland - 4.9%
Adecco SA	24,008	1,053,799
STMicroelectronics NV	175,601	1,784,586
Zurich Financial Services AG	75,976	21,156,028
		23,994,413

Taiwan - 2.6%
AU Optronics Corp. (ADR)	1,097,002	12,461,943

United Kingdom - 16.5%
3i Group plc	579,147	7,320,221
Aegis Group plc	446,172	741,980
Aggreko plc	108,119	1,051,552
Arriva plc	9,734	120,317
Aviva plc	341,933	2,977,956
Barclays plc	437,839	2,663,362
Beazley Group plc	58,893	125,806
Bellway plc	10,510	103,058
BG Group plc	27,714	502,828
British Land Co. plc	68,790	921,525
BT Group plc	2,987,180	8,639,662
Centrica plc	1,797,225	10,071,261
Compass Group plc	981,466	6,119,152
De La Rue plc	94,287	1,537,569
GlaxoSmithKline plc	284,001	6,143,948
HMV Group plc	176,004	402,207
HSBC Holdings plc	13,993	226,920
IG Group Holdings plc	182,055	1,039,097
IMI plc	97,953	660,535
International Power plc	201,191	1,299,102
Kesa Electricals plc	68,110	136,458
Legal & General Group plc	177,260	320,916
Lloyds TSB Group plc	530,225	2,208,591
Logica plc	875,082	1,701,585
Man Group plc	310,892	1,910,164
Melrose plc	42,531	110,393
Michael Page International plc	52,887	220,530
Misys plc	62,048	135,826
National Express Group plc	6,916	100,165
Next plc	95,974	1,762,319
Northern Foods plc	260,342	299,553
Reckitt Benckiser Group plc	33,537	1,625,993

EQUITY SECURITIES - Cont'd	Shares	Value
United Kingdom - Cont'd
Schroders plc	60,395	$1,114,444
Scottish & Southern Energy plc	118,360	3,012,919
Stagecoach Group plc	752,834	3,438,421
Tate & Lyle plc	311,561	2,140,002
United Business Media plc	34,177	301,161
William Morrison Supermarkets plc	1,441,565	6,700,554
Yell Group plc	102,656	143,351
		80,051,403

United States - 4.9%
AXIS Capital Holdings Ltd.	5,743	182,111
Big Lots, Inc.*	83,300	2,318,239
BJ's Wholesale Club, Inc.*	29,300	1,138,598
CapitalSource, Inc.	19,600	241,080
Cimarex Energy Co.	16,500	807,015
CIT Group, Inc.	53,400	371,664
Compuware Corp.*	75,555	732,128
Continental Airlines, Inc., Class B*	71,400	1,190,952
Darling International, Inc.*	47,231	524,736
Distributed Energy Systems Corp.*	308,138	4,622
Evergreen Solar, Inc.*	1,400	7,728
Family Dollar Stores, Inc.	16,200	383,940
GameStop Corp.*	4,900	167,629
Gap, Inc.	21,600	384,048
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	1,184
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share,
expires 10/10/12) (b)(i)*	1,104	674
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Integrated Device Technology, Inc.*	64,300	500,254
Invitrogen Corp.*	26,500	1,001,700
Jabil Circuit, Inc.	23,900	228,006
Lexmark International, Inc.*	18,700	609,059
Liberty Media Corp. - Capital, Series A*	20,346	272,230
LifePoint Hospitals, Inc.*	18,000	578,520
Lincare Holdings, Inc.*	6,000	180,540
Marvell Technology Group Ltd.*	33,362	310,267
NASDAQ OMX Group, Inc.*	57,500	1,757,775
NBTY, Inc.*	5,800	171,216
Olympic Steel, Inc.	18,300	539,667
Perini Corp.*	18,600	479,694
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	385,655
Series B, Preferred (b)(i)*	20,000	203,548
Series C, Preferred (b)(i)*	239,764	824,788
Series D, Preferred (b)(i)*	45,928	157,992
Series D, Preferred, Warrants (strike price $3.44/share, expires
12/31/12) (b)(i)*	2,347	--

EQUITY SECURITIES - Cont'd	Shares	Value
United States - Cont'd
QLogic Corp.*	69,000	$1,059,840
RadioShack Corp.	24,500	423,360
Reliance Steel & Aluminum Co.	31,900	1,211,243
RF Technology, Inc. (b)(i)*	365,374	21,184
Sanmina-SCI Corp.*	69,300	97,020
SMARTHINKING, Inc.:
Series 1-A, Preferred (b)(i)*	104,297	172,388
Series 1-B, Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15) (b)(i)*	11,920	2,143
Tech Data Corp.*	3,600	107,460
The Buckle, Inc.	30,500	1,693,970
United Rentals, Inc.*	85,100	1,296,924
WellCare Health Plans, Inc.*	11,500	414,000
WESCO International, Inc.*	9,900	318,582
		23,937,542

Total Equity Securities (Cost $601,586,354)		475,154,869

	Adjusted
Limited Partnership Interest - 0.7%	Basis
Balkan Financial Sector Equity Fund CV (b)(i)*	$373,358	367,101
China Environment Fund 2004 LLC (b)(i)*	69,446	401,187
Emerald Cleantech Fund I (b)(i)*	887,415	639,909
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	374,984
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	330,740	405,602
SEAF India International Growth Fund LLC (b)(i)*	458,932	436,326
ShoreCap International LLC (b)(i)*	562,077	967,136
Terra Capital (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $3,551,558)		3,592,246

	Principal
Certificates of Deposit - 0.1%	Amount
Self Help Credit Union, 2.63%, 2/22/09 (b)(k)	100,000	99,780
ShoreBank, 3.00%, 3/15/09 (b)(k)	100,000	99,750

Total Certificates of Deposit (Cost $200,000)		199,530

Venture Capital Debt Obligations - 0.1%
AccessBank, 8.477%, 8/29/12 (b)(i)	500,000	514,305
Mayer Laboratories, Inc., 6.00%, 12/31/10 (b)(i)	67,900	16,975

Total Venture Capital Debt Obligations (Cost $567,900)		531,280

	Principal
High Social Impact Investments - 0.9%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/11 (b)(i)(r)	$4,431,583	$4,282,416

Total High Social Impact Investments (Cost $4,431,583)		4,282,416

TOTAL INVESTMENTS (Cost $610,337,395) - 99.5%		483,760,341
Other assets and liabilities, net - 0.5%		2,351,126
Net Assets - 100%		$486,111,467

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 21,165,846 shares outstanding		$408,368,423
Class B: 913,812 shares outstanding		17,611,836
Class C: 2,364,048 shares outstanding		44,838,195
Class I: 7,212,330 shares outstanding		157,071,786
Undistributed net investment income		11,347,922
Accumulated net realized gain (loss) on investments and foreign
currency transactions		(26,426,997)
Net unrealized appreciation (depreciation) on investments,
foreign currencies, and assets and liabilities denominated
in foreign currencies		(126,699,698)
Net Assets		$486,111,467

Net Asset Value Per Share
Class A (based on net assets of $324,091,464)		$15.31
Class B (based on net assets of $12,511,927)		$13.69
Class C (based on net assets of $31,475,272)		$13.31
Class I (based on net assets of $118,032,804)		$16.37

Abbreviations:

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

LLC: Limited Liability Corporation

* Non-income producing security.

(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 2.2% of net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate period end.

(s) 114,000 shares of ING Groep NV have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Fund. There are no restrictions on the trading of this security.

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
AccessBank, 8.477%, 8/29/12	08/29/07	$500,000
Balkan Financial Sector Equity Fund CV, LP	1/12/06 - 8/21/07	373,358
Calvert Social Investment Foundation Notes, 3.00%, 7/1/011	7/1/08	4,431,583
China Environment Fund 2004 LLC, LP	9/15/05 - 9/17/08	69,446
Emerald Cleantech Fund I, LP	7/19/01 - 7/24/2008	887,415
Empresas ESM, Contingent Deferred Distribution	11/2/06	350,000
GNet Defta Development Holdings LLC, LP	8/30/05	400,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share, expires 10/31/13)	11/4/04	-
Series A, Preferred	11/4/04	251,496
Series A Preferred, Warrants (strike price $1.00/share, expires 10/10/12)	11/4/04	-
Series B, Preferred	10/21/04-10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Mayer Laboratories, Inc., 6.00%, 12/31/10	12/31/96	67,900
Powerspan Corp:
Series A, Preferred	8/20/97	250,000
Series B, Preferred	10/05/99	200,000
Series C, Preferred	12/21/04 - 6/12/08	273,331
Series D, Preferred	06/20/08	157,996
Series D, Preferred, Warrants (strike price $3.44/share,
expires 12/31/12)	12/5/07 - 6/20/08	-
RF Technology, Inc.	7/17/06	299,990
SEAF Central & Eastern European Growth Fund LLC, LP	8/10/00 - 9/23/08	330,740
SEAF India International Growth Fund LLC, LP	3/22/05 - 4/2/08	458,932
ShoreCap International LLC, LP	8/12/04 - 9/17/08	562,077
SMARTHINKING, Inc.:
Series 1-A, Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15)	5/27/05	-
Terra Capital, LP	11/23/98 - 3/14/06	469,590

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $2,282,117)	$22,897,752
Interest income	228,299
Total investment income	23,126,051

Expenses:
Investment advisory fee	4,849,936
Transfer agency fees and expenses	1,154,470
Administrative fees	2,044,929
Distribution Plan expenses:
Class A	1,139,395
Class B	189,087
Class C	436,383
Directors' fees and expenses	81,121
Custodian fees	379,068
Registration fees	44,324
Reports to shareholders	176,512
Professional fees	59,755
Miscellaneous	94,453
Total expenses	10,649,433
Fees waived	(148,606)
Fees paid indirectly	(23,565)
Net expenses	10,477,262

Net Investment Income	12,648,789

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(18,646,630)
Foreign currency transactions	(392,740)
(19,039,370)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(256,992,862)
Assets and liabilities denominated in foreign currencies	(97,087)
(257,089,949)

Net Realized and Unrealized Gain
(Loss)	(276,129,319)

Increase (Decrease) in Net Assets
Resulting From Operations	($263,480,530)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$12,648,789	$8,135,485
Net realized gain (loss)	(19,039,370)	55,961,469
Change in unrealized appreciation or (depreciation)	(257,089,949)	67,417,506

Increase (Decrease) in Net Assets
Resulting From Operations	(263,480,530)	131,514,460

Distributions to shareholders from:
Net investment income:
Class A Shares	(5,440,293)	(3,839,925)
Class B Shares	(49,983)	--
Class C Shares	(155,979)	(43,253)
Class I Shares	(2,781,430)	(1,999,003)
Net realized gain:
Class A Shares	(41,696,598)	(49,878,813)
Class B Shares	(1,960,365)	(2,464,859)
Class C Shares	(4,444,988)	(4,748,481)
Class I Shares	(13,436,422)	(14,709,871)
Total distributions	(69,966,058)	(77,684,205)

Capital share transactions:
Shares sold:
Class A Shares	77,407,586	133,605,954
Class B Shares	1,731,864	6,375,492
Class C Shares	8,250,661	17,701,072
Class I Shares	42,720,844	52,570,621
Reinvestment of distributions:
Class A Shares	43,518,865	49,826,723
Class B Shares	1,776,645	2,199,189
Class C Shares	3,463,645	3,734,138
Class I Shares	14,989,462	16,187,946
Redemption fees:
Class A Shares	2,660	4,503
Class B Shares	83	319
Class C Shares	845	194
Class I Shares	307	--
Shares redeemed:
Class A Shares	(117,796,536)	(74,496,801)
Class B Shares	(5,302,843)	(4,204,891)
Class C Shares	(8,911,475)	(6,104,947)
Class I Shares	(45,125,307)	(24,566,745)
Total capital share transactions	16,727,306	172,832,767

Total Increase (Decrease) in Net Assets	(316,719,282)	226,663,022

Net Assets
Beginning of year	802,830,749	576,167,727
End of year (including undistributed net investment income of $11,347,922 and $7,620,190, respectively)	$486,111,467	$802,830,749

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	3,705,938	5,472,834
Class B Shares	90,749	287,056
Class C Shares	444,778	822,287
Class I Shares	2,001,000	2,049,707
Reinvestment of distributions:
Class A Shares	1,928,690	2,150,894
Class B Shares	87,624	105,225
Class C Shares	175,843	183,379
Class I Shares	624,191	657,997
Shares redeemed:
Class A Shares	(5,844,907)	(3,055,400)
Class B Shares	(294,793)	(188,360)
Class C Shares	(513,302)	(282,083)
Class I Shares	(2,103,913)	(953,111)
Total capital share activity	301,898	7,250,425

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On September 30, 2008, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, securities valued at $10,924,697 or 2.2% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $309,885 was payable at year end. In addition, $117,425 was payable at year end for operating expenses paid by the Advisor during September 2008. For the year ended September 30, 2008, the Advisor waived $148,606 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of agreement, $111,643 was payable at year end.

The Distributor received $131,494 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $241,216 for the year ended September 30, 2008. Under the terms of the agreement, $19,454 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $130,336 was payable at year end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective January 1, 2008, each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Funds who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $675,141,514 and $715,828,924, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $611,769,945. Net unrealized depreciation aggregated $128,009,604, of which $13,600,099 related to appreciated securities and $141,609,703 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $89,871 (acquired from Calvert South Africa Fund that merged into the Fund in September 2002) at September 30, 2008 may be utilized to offset future capital gains until expiration in September 2009.

The Fund's use of net capital loss carryforwards acquired from Calvert South Africa Fund may be limited under certain tax provisions.

The Fund intends to elect to defer net capital losses of $26,276,541 incurred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2009.

The tax character of dividends and distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income	$31,200,583	$25,078,193
Long-term capital gain	38,765,475	52,606,012
Total	$69,966,058	$77,684,205

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$12,719,886
Capital loss carryforward	(89,871)
Unrealized appreciation (depreciation)	(128,009,604)
($115,379,589)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales, the deferral of post October losses, passive foreign investment companies, partnerships, and capital loss carryover subject to limitations under Internal Revenue Code section 382.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to foreign currency transactions, partnerships and prior year litigation settlements.

Undistributed net investment income	($493,372)
Accumulated net realized gain (loss)	493,372

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had $505,723 of outstanding borrowings at an interest rate of 7.50% at September 30, 2008. For the year ended September 30, 2008 borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$641,849	3.58%	$10,793,478	March 2008

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
GNet Defta Development Holdings LLC	$400,000	$374,984
SEAF Central & Eastern European Growth Fund LLC	330,740	405,602
TOTALS	$730,740	$780,586

Note F -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $691,938 at September 30, 2008.

Note G -- Subsequent Event

Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge.

Tax Information (Unaudited)

The Fund designates $38,765,475 as capital gain dividends for the fiscal year ended September 30, 2008.

The Fund designates $.78 per share as income derived from foreign sources and $.07 per share as foreign taxes paid for fiscal year ending September 30, 2008.

The Fund designates 61.8% of its ordinary dividends paid during this fiscal year as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2009 for use in preparing 2008 income tax returns.

Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2008	2007	2006
Net asset value, beginning		$25.57	$23.87	$20.29
Income from investment operations
Net investment income (loss)		.37	.22	.24
Net realized and unrealized gain (loss)		(8.46)	4.61	3.51
Total from investment operations		(8.09)	4.83	3.75
Distributions from
Net investment income		(.24)	(.20)	(.17)
Net realized gain		(1.93)	(2.93)	--
Total distributions		(2.17)	(3.13)	(.17)
Total increase (decrease) in net asset value		(10.26)	1.70	3.58
Net asset value, ending		$15.31	$25.57	$23.87

Total return*		(34.31%)	21.72%	18.58%
Ratios to average net assets:A
Net investment income (loss)		1.81%	1.08%	1.19%
Total expenses		1.65%	1.62%	1.73%
Expenses before offsets		1.63%	1.60%	1.72%
Net expenses		1.63%	1.60%	1.71%
Portfolio turnover		100%	82%	120%
Net assets, ending (in thousands)		$324,091	$546,564	$401,195

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004 (z)
Net asset value, beginning		$16.60	$14.55
Income from investment operations
Net investment income (loss)		.21	.10
Net realized and unrealized gain (loss)		3.59	2.12
Total from investment operations	.	3.80	2.22
Distributions from
Net investment income		(.11)	(.17)
Net realized gain		--	--
Total distributions		(.11)	(.17)
Total increase (decrease) in net asset value		3.69	2.05
Net asset value, ending		$20.29	$16.60

Total return*		22.95%	15.30%
Ratios to average net assets:A
Net investment income (loss)		1.23%	.60%
Total expenses		1.86%	1.97%
Expenses before offsets		1.86%	1.97%
Net expenses		1.85%	1.96%
Portfolio turnover		49%	72%
Net assets, ending (in thousands)		$297,151	$213,524

See notes to financial highlights.

Financial Highlights
			Years Ended
		September 30,	September 30,	September 30,
Class B Shares		2008	2007	2006
Net asset value, beginning		$23.11	$21.85	$18.61
Income from investment operations
Net investment income (loss)		.12	.09	.06
Net realized and unrealized gain (loss)		(7.56)	4.10	3.18
Total from investment operations		(7.44)	4.19	3.24
Distributions from
Net investment income		(.05)	--	**
Net realized gain		(1.93)	(2.93)	--
Total distributions		(1.98)	(2.93)	**
Total increase (decrease) in net asset value		(9.42)	1.26	3.24
Net asset value, ending		$13.69	$23.11	$21.85

Total return*		(34.97%)	20.60%	17.43%
Ratios to average net assets:A
Net investment income (loss)		.78%	.13%	.18%
Total expenses		2.63%	2.57%	2.73%
Expenses before offsets		2.61%	2.54%	2.72%
Net expenses		2.60%	2.54%	2.70%
Portfolio turnover		100%	82%	120%
Net assets, ending (in thousands)		$12,512	$23,805	$18,053

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004 (z)
Net asset value, beginning		$15.30	$13.57
Income from investment operations
Net investment income (loss)	.	.15	(.08)
Net realized and unrealized gain (loss)		3.16	1.97
Total from investment operations		3.31	1.89
Distributions from
Net investment income		--	(.16)
Net realized gain		--	--
Total distributions		--	(.16)
Total increase (decrease) in net asset value		3.31	1.73
Net asset value, ending		$18.61	$15.30

Total return*		21.63%	13.95%
Ratios to average net assets:A
Net investment income (loss)		.20%	(.54%)
Total expenses		2.92%	3.14%
Expenses before offsets		2.92%	3.14%
Net expenses		2.91%	3.13%
Portfolio turnover		49%	72%
Net assets, ending (in thousands)		$14,232	$8,934

See notes to financial highlights.

Financial Highlights

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2008	2007	2006
Net asset value, beginning		$22.51	$21.34	$18.18
Income from investment operations
Net investment income (loss)		.19	.13	.13
Net realized and unrealized gain (loss)		(7.40)	3.99	3.06
Total from investment operations		(7.21)	4.12	3.19
Distributions from
Net investment income		(.06)	(.02)	(.03)
Net realized gain		(1.93)	(2.93)	--
Total distributions		(1.99)	(2.95)	(.03)
Total increase (decrease) in net asset value		(9.20)	1.17	3.16
Net asset value, ending		$13.31	$22.51	$21.34

Total return*		(34.86%)	20.81%	17.55%
Ratios to average net assets:A
Net investment income (loss)		1.01%	.31%	.38%
Total expenses		2.47%	2.43%	2.57%
Expenses before offsets		2.45%	2.41%	2.56%
Net expenses		2.45%	2.40%	2.55%
Portfolio turnover		100%	82%	120%
Net assets, ending (in thousands)		$31,475	$50,790	$32,723

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004 (z)
Net asset value, beginning		$14.91	$13.18
Income from investment operations
Net investment income (loss)		.15	(.04)
Net realized and unrealized gain (loss)		3.12	1.92
Total from investment operations	.	3.27	1.88
Distributions from
Net investment income		--	(.15)
Net realized gain		--	--
Total distributions		--	(.15)
Total increase (decrease) in net asset value		3.27	1.73
Net asset value, ending		$18.18	$14.91

Total return*		21.93%	14.33%
Ratios to average net assets:A
Net investment income (loss)		.38%	(.25%)
Total expenses		2.75%	2.85%
Expenses before offsets		2.75%	2.85%
Net expenses		2.74%	2.84%
Portfolio turnover		49%	72%
Net assets, ending (in thousands)		$22,856	$14,533

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008	2007	2006
Net asset value, beginning	$27.15	$25.16	$21.32
Income from investment operations
Net investment income	.48	.34	.37
Net realized and unrealized gain (loss)	(8.96)	4.93	3.72
Total from investment operations	(8.48)	5.27	4.09
Distributions from
Net investment income	(.37)	(.35)	(.25)
Net realized gain	(1.93)	(2.93)	--
Total distributions	(2.30)	(3.28)	(.25)
Total increase (decrease) in net asset value	(10.78)	1.99	3.84
Net asset value, ending	$16.37	$27.15	$25.16

Total return*	(33.84%)	22.49%	19.35%
Ratios to average net assets:A
Net investment income (loss)	2.47%	1.74%	1.84%
Total expenses	1.00%	.98%	1.07%
Expenses before offsets	.98%	.96%	1.06%
Net expenses	.97%	.96%	1.05%
Portfolio turnover	100%	82%	120%
Net assets, ending (in thousands)	$118,033	$181,672	$124,197

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004 (z)
Net asset value, beginning	$17.45	$15.17
Income from investment operations
Net investment income	.27	.27
Net realized and unrealized gain (loss)	3.88	2.19
Total from investment operations	4.15	2.46
Distributions from
Net investment income	(.28)	(.18)
Net realized gain	--	--
Total distributions	(.28)	(.18)
Total increase (decrease) in net asset value	3.87	2.28
Net asset value, ending	$21.32	$17.45

Total return*	23.92%	16.25%
Ratios to average net assets:A
Net investment income (loss)	2.04%	1.60%
Total expenses	1.17%	1.23%
Expenses before offsets	1.11%	1.11%
Net expenses	1.10%	1.10%
Portfolio turnover	49%	72%
Net assets, ending (in thousands)	$89,974	$48,420

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution is less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert World Values International Equity Fund

To Open an Account
800-368-2748

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Shareholders: 800-368-2745
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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

September 30, 2008

Annual Report

Calvert Capital Accumulation Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
16

Statements of Changes in Net Assets
17

Notes to Financial Statements
19

Financial Highlights
25

Explanation of Financial Tables
30

Proxy Voting and Availability of Quarterly Portfolio Holdings
32

Director and Officer Information Table
34

Dear Shareholders:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Our reporting period ended on September 30 with the Standard & Poor's 500 Index down 21.98% for the 12-month period. Diversification provided little solace during this period, as only fixed-income asset classes with no credit risk--such as U.S. Treasuries--emerged with positive returns. The Morgan Stanley Capital International (MSCI) World Index was down 25.62% and the benchmark Russell 2000 Index dropped by 14.48% during the reporting period. Moreover, losses continued after the period ended, with a series of unprecedented drops during the first week of October.

Sustainable and Responsible Investment

In a crisis that was caused by an array of factors, including an over-leveraged economy that led to bubbles in prices of housing and other assets, the short-term focus of many financial institutions, and lax regulatory oversight, we believe that owning companies with stronger corporate governance practices (such as transparency, disclosure, and board independence) allowed us to avoid some of the more spectacular losses. We feel that during periods of market turbulence it becomes more important than ever to pursue sustainable and responsible investing practices. In the last 12 months, we made progress on a number of sustainable and responsible investment initiatives.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

Long-Term Financial Goals

We believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2008.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the ranked companies--and intends to do more of this in the year ahead.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey.

Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of several Funds is invested in companies that provide for-profit socially or environmentally relevant products or services. One of our Funds in the Special Equities program made an early-stage investment recently in NeoDiagnostix, Inc., a Maryland company developing genetic technologies to more accurately test for cervical cancer. If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present. ShoreBank Corporation, the first community development and environmental bank holding company, is a new addition to the program. Aside from community development and environmental banking, ShoreBank also has subsidiaries that work on international microfinance and small business lending.2

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.3

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world. Through the Habitat Investment Program, people can now invest--not just donate or volunteer--to help Habitat make homeownership possible for even more families in need.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities. BRAC then offers education, health, and vocational training through these communities to further amplify its impact.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Big Lots represented 0.03% of Calvert Social Index Fund and 0.47% of Calvert World Values International Equity Fund; Lowe's represented 0.53% of Calvert Social Index Fund; Kirby represented 0.03% of Calvert Social Index Fund; Ryder represented 0.06% of Calvert Social Index Fund; and Harley Davidson represented 0.14% of Calvert Social Index Fund.

2. As of September 30, 2008, NeoDiagnostix, Inc. represented 0.03% of CSIF Equity Portfolio, and ShoreBank Corporation represented 0.09% of CSIF Equity Portfolio.

3. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.32%; Calvert World Values International Equity Fund, 0.87%; Calvert Large Cap Growth Fund, 0.25%; and Calvert New Vision Small Cap Fund, 1.08%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

All holdings are subject to change without notice.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull
of New Amsterdam Partners LLC

Performance

For the 12-month period ended September 30, 2008, Calvert Capital Accumulation Fund Class A (at NAV) returned -16.97%. The benchmark Russell Midcap® Growth Index returned -24.65% for the same period. Both sector weighting and stock selection played a role in tempering the decline for the Fund relative to the benchmark.

Investment Climate

The stock market sank over the past 12 months, with large-cap stocks losing slightly less than mid-cap stocks. Many stocks took a steep fall in the third quarter of 2008 as the credit crisis and economic backdrop worsened. Across the board, economic sectors weakened as the credit crunch continued to take its toll, with Consumer Discretionary hit the hardest. Exports were one bright spot, but they also began to slow by period end.

What were once inflation fears have now become deflation fears. Slow wage increases kept core inflation contained, even while energy and commodity prices spiked upwards, and helped avert a return to 1970s style stagflation (when wages and raw materials prices rose together). By the end of the period, slowing worldwide growth led to a decline in oil and other commodity prices.

Portfolio Strategy
Portfolio Changes

During the past 12 months, we sold 17 holdings and purchased 16 new ones for the Fund. We built our exposure to the Energy sector with the purchase of Swift Energy, an exploration and production company, and FMC Technologies, an oil equipment and service provider. In Industrials, we sold Middleby on weakening end markets and Pacer International on a weak outlook for shipping volumes. Replacing them were SPX, a global industrial conglomerate, and human resources outsourcer Watson Wyatt Worldwide.

We sold Consumer Discretionary holdings Meredith and Group 1 Automotive as outlooks for related industries softened, and we purchased retailer Advance Auto Parts. In Consumer Staples, we sold Hansen Natural, which faces a difficult competitive environment in the beverage industry. In Health Care, we sold Coventry Health Care as membership growth slowed and purchased respiratory services provider Lincare Holdings.

We reduced our Financials exposure with the sales of Ambac Financial Group and FirstFed Financial. In Information Technology, we added audio technology company Dolby Laboratories and software firm Sybase. We sold Daktronics due to concerns about its fundamentals, Xerox on a slower sales outlook, and both FactSet Research Systems and Fiserv because of their exposure to deteriorating financial end-markets. Finally, we established a position in telecommunication services with the purchase of CenturyTel.

Key Performance Factors

In addition to outperforming the benchmark, the Fund has proven to be somewhat defensive in a down market. Both sector selection and stock selection were strong. An underweight to the Consumer Discretionary sector as well as an overweight to Health Care helped performance. Stock picks in Information Technology, Consumer Discretionary, and Industrials also added value. In general, the best performers were driven by positive earnings surprises. Sybase (18.5%)1, Flir Systems (27.3%), Ansys (10.8%), and Watson Wyatt (7.0%) all enjoyed four consecutive positive earnings surprises. Ross Stores rose 45.2%, benefiting from the consumer "trade down" effect, and Strayer Education proved to be counter-cyclical by gaining 21.1% in the slowing economy. Genlyte Group surged 48.0% on news that it would be acquired. CenturyTel climbed 6.0% thanks to solid earnings, an announced share repurchase plan, and a large dividend boost.

Stock selection was weak in Financials and Consumer Staples. Ambac (-79.2%) and First Marblehead (-56.3%) dropped from increasing default risks and ensuing credit market turmoil. Affiliated Managers Group sank 35.0% as assets under management suffered the effects of languishing financial markets. Hansen Natural declined 58.2% before it was sold and Meredith lost 49.5% due to weak advertising sales and circulation revenue. An underweight to Energy also detracted from performance.

The Fund currently has an overweight to the Health Care and Information Technology sectors and underweights to Financials, Industrials, and Consumer Discretionary.

Outlook

Economic growth for the second quarter of 2008 (as represented by gross domestic product) came in at 2.8%, thanks in large part to the government's economic stimulus payments. But it now looks as if the economy is heading toward a few quarters of negative economic growth, with a recovery happening in the second half of 2009 at the earliest.

We believe that headline inflation should move lower. Income growth seems to be slowing and unemployment will almost certainly rise as well--which will hurt economic sectors related to consumer spending but will allow businesses to rein in costs. Yet, corporate balance sheets are in generally good shape (outside of Financials). Interest-rate cuts to stimulate the economy are likely and the passage of the government's rescue program should ease the credit market freeze as well.

The Financials sector, however, is not out of the woods. The merging of investment banks and commercial banks means we can expect more losses as they continue to deleverage their balance sheets. This will likely dampen future earnings growth.

In our view, the U.S. stock market will stabilize over the next year but will not recoup all its lost ground. While corporate profits will probably grow in the mid-single digits for 2009, the market's earnings growth is unlikely to expand in the near term. Despite the poor near-term outlook for the U.S. economy, it is faring better than other developed economies. Also, a continued strengthening of the dollar could lead to a global asset allocation shift back to the U.S., bolstering the market.

October 2008

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Swift Energy 2.54%, FMC Technologies 2.33%, Middleby 0%, Pacer International 0%, Genlyte 0%, SPX 1.46%, Watson Wyatt 2.35%, Bucyrus 1.54%, Kennametal 0%, Meredith 0%, Group 1 Automotive 0%, Advance Auto Parts 2.93%, Hansen Natural 0%, Coventry Health Care 0%, Lincare Holdings 2.44%, Healthspring 2.47%, Ambac 0%, FirstFed Financial 0%, Dolby Laboratories 2.45%, Sybase 2.58%, Flir Systems 2.17%, First Marblehead 0%, Daktronics 0%, Xerox 0%, Rofin-Sinar Technologies 0%, FactSet 0%, Fiserv 0%, CenturyTel 3.59%, Ansys 2.36%, Ross Stores 2.68%, Strayer Education 2.65%, and Affiliated Managers Group 2.75%. All portfolio holdings are subject to change without notice.

Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	9/30/08	9/30/08
Class A	(9.05%)	(16.97%)
Class B	(9.49%)	(17.70%)
Class C	(9.46%)	(17.62%)
Class I	(8.73%)	(16.31%)
Russell Mid-Cap
Growth Index**	(13.93%)	(24.65%)
Lipper Mid-Cap
Growth Funds Avg.	(12.92%)	(24.93%)

Ten Largest Stock Holdings
	% of Net Assets
DaVita, Inc.	3.6%
CenturyTel, Inc.	3.6%
Itron Inc.	3.5%
St. Mary Land & Exploration Co.	3.4%
Church & Dwight Co., Inc.	3.3%
Dionex Corp.	3.3%
Deckers Outdoor Corp.	3.0%
Superior Energy Services, Inc.	3.0%
Advance Auto Parts, Inc.	2.9%
Praxair, Inc.	2.9%
Total	32.5%

Economic Sectors	% of total investments
Consumer Discretionary	11.7%
Consumer Staples	3.4%
Energy	11.6%
Financials	5.9%
Health Care	22.6%
Industrials	9.8%
Information Technology	21.2%
Materials	5.4%
Telecommunication Services	3.7%
Utilities	4.7%
Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(20.91%)
Five year	2.32%
Ten year	1.81%
Class B Shares
One year	(21.82%)
Five year	2.25%
Ten year	1.42%
Class C Shares
One year	(18.44%)
Five year	2.50%
Ten year	1.49%

Portfolio Statistics
September 30, 2008

Average Annual Total Returns
Class I Shares*
One year	(16.31%)
Five year	4.18%
Since inception	1.87%
(2/26/99)

Performance Comparison
Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$909.50	$7.84
Hypothetical	$1,000.00	$1,016.79	$8.28
(5% return per year before expenses)
Class B
Actual	$1,000.00	$905.10	$12.23
Hypothetical	$1,000.00	$1,012.16	$12.92
(5% return per year before expenses)
Class C
Actual	$1,000.00	$905.40	$11.49
Hypothetical	$1,000.00	$1,012.93	$12.14
(5% return per year before expenses)
Class I
Actual	$1,000.00	$912.70	$4.11
Hypothetical	$1,000.00	$1,020.70	$4.34
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.64%, 2.57%, 2.41% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statement of net assets of the Calvert Capital Accumulation Fund (the Fund), a series of the Calvert World Values Fund, Inc., as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Capital Accumulation Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Statement of Net Assets
September 30, 2008
Equity Securities - 95.6%	Shares	Value
Capital Markets - 4.4%
Affiliated Managers Group, Inc.*	35,500	$2,941,175
Federated Investors, Inc., Class B	62,500	1,803,125
		4,744,300

Chemicals - 2.9%
Praxair, Inc.	42,800	3,070,472

Diversified Consumer Services - 2.7%
Strayer Education, Inc.	14,150	2,833,679

Diversified Telecommunication Services - 3.6%
CenturyTel, Inc.	104,500	3,829,925

Electronic Equipment & Instruments - 13.1%
Amphenol Corp.	73,800	2,962,332
Dolby Laboratories, Inc.*	74,300	2,614,617
FLIR Systems, Inc.*	60,400	2,320,568
Itron, Inc.*	41,800	3,700,554
Mettler-Toledo International, Inc.*	23,900	2,342,200
		13,940,271

Energy Equipment & Services - 5.4%
FMC Technologies, Inc.*	53,550	2,492,752
Superior Energy Services, Inc.*	103,700	3,229,218
		5,721,970

Gas Utilities - 4.5%
Energen Corp.	52,800	2,390,784
Oneok, Inc.	70,600	2,428,640
		4,819,424

Health Care Equipment & Supplies - 4.4%
Hospira, Inc.*	64,100	2,448,620
IDEXX Laboratories, Inc.*	41,000	2,246,800
		4,695,420

Health Care Providers & Services - 9.9%
DaVita, Inc.*	68,500	3,905,185
Healthspring, Inc.*	124,600	2,636,536
Laboratory Corp. of America Holdings*	20,300	1,410,850
Lincare Holdings, Inc.*	86,800	2,611,812
		10,564,383

Household Products - 3.3%
Church & Dwight Co., Inc.	56,950	3,536,026

Equity Securities - Cont'd	Shares	Value
IT Services - 2.6%
Global Payments, Inc.	61,900	$2,776,834

Life Sciences - Tools & Services - 5.5%
Dionex Corp.*	54,900	3,488,895
Millipore Corp.*	34,700	2,387,360
		5,876,255

Machinery - 5.2%
Bucyrus International, Inc.	36,800	1,644,224
Donaldson Co., Inc.	57,000	2,388,870
SPX Corp.	20,200	1,555,400
		5,588,494

Metals & Mining - 2.3%
Reliance Steel & Aluminum Co.	65,900	2,502,223

Oil, Gas & Consumable Fuels - 5.9%
St. Mary Land & Exploration Co.	100,600	3,586,390
Swift Energy Co.*	70,100	2,712,169
		6,298,559

Pharmaceuticals - 2.1%
Endo Pharmaceuticals Holdings, Inc.*	114,200	2,284,000

Professional Services - 2.4%
Watson Wyatt Worldwide, Inc.	50,400	2,506,392

Software - 4.9%
ANSYS, Inc.*	66,500	2,518,355
Sybase, Inc.*	89,900	2,752,738
		5,271,093

Specialty Retail - 5.6%
Advance Auto Parts, Inc.	79,000	3,133,140
Ross Stores, Inc.	77,700	2,860,137
		5,993,277

Textiles, Apparel & Luxury Goods - 3.0%
Deckers Outdoor Corp.*	31,200	3,247,296

Trading Companies & Distributors - 1.9%
WESCO International, Inc.*	64,100	2,062,738

Total Equity Securities (Cost $96,950,968)		102,163,031

	Principal
High Social Impact Investments - 1.3%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/11 (b)(i)(r)	$1,419,488	$1,371,708

Total High Social Impact Investments (Cost $1,419,488)		1,371,708

TOTAL INVESTMENTS (Cost $98,370,456) - 96.9%		103,534,739
Other assets and liabilities, net - 3.1%		3,288,356
Net Assets - 100%		$106,823,095

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 3,704,820 shares outstanding		$84,209,005
Class B: 375,552 shares outstanding		9,441,843
Class C: 507,427 shares outstanding		10,489,734
Class I: 148,492 shares outstanding		3,459,725
Accumulated net realized gain (loss) on investments		(5,941,495)
Net unrealized appreciation (depreciation) on investments		5,164,283

Net Assets		$106,823,095

Net Asset Value Per Share:
Class A (based on net assets of $85,195,432)		$23.00
Class B (based on net assets of $7,802,614)		$20.78
Class C (based on net assets of $10,252,430)		$20.20
Class I (based on net assets of $3,572,619)		$24.06

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/11	7/1/08	$1,419,488

* Non income producing security.

(b) This security was valued by the Board of Directors, see Note A.

(i) Restricted securities represent 1.3% of the net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Dividend income	$933,589
Interest income	136,180
Total investment income	1,069,769

Expenses:
Investment advisory fee	813,129
Transfer agency fees and expenses	365,191
Administrative Services fees	307,030
Distribution Plan expenses:
Class A	346,569
Class B	101,116
Class C	121,578
Directors' fees and expenses	14,308
Custodian fees	32,261
Registration fees	40,976
Reports to shareholders	65,606
Professional fees	25,802
Miscellaneous	9,614
Total expenses	2,243,180
Reimbursement from Advisor:
Class I	(11,813)
Fees paid indirectly	(9,759)
Net expenses	2,221,608

Net Investment Income (Loss)	(1,151,839)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(5,869,459)
Change in unrealized appreciation or (depreciation)	(15,315,721)

Net Realized and Unrealized Gain
(Loss) on Investments	(21,185,180)

Increase (Decrease) in Net Assets
Resulting From Operations	($22,337,019)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($1,151,839)	($1,525,628)
Net realized gain (loss)	(5,869,459)	5,343,957
Change in unrealized appreciation
or (depreciation)	(15,315,721)	17,341,015

Increase (Decrease) in Net Assets
Resulting From Operations	(22,337,019)	21,159,344

Distributions to shareholders from:
Net realized gain:
Class A Shares	(1,537,122)	--
Class B Shares	(181,193)	--
Class C Shares	(216,492)	--
Class I Shares	(50,422)	--
Total distributions	(1,985,229)	--

Capital share transactions:
Shares sold:
Class A Shares	16,454,254	14,800,092
Class B Shares	680,800	797,678
Class C Shares	1,135,109	1,085,657
Class I Shares	1,302,429	1,286,531
Reinvestment of distributions:
Class A Shares	1,448,693	--
Class B Shares	170,117	--
Class C Shares	181,236	--
Class I Shares	50,422	--
Redemption fees:
Class A Shares	1,244	1,261
Class B Shares	186	24
Class C Shares	17	31
Shares redeemed:
Class A Shares	(21,497,399)	(26,889,644)
Class B Shares	(2,675,294)	(4,896,308)
Class C Shares	(1,889,931)	(2,615,523)
Class I Shares	(1,391,848)	(908,869)
Total capital share transactions	(6,029,965)	(17,339,070)

Total Increase (Decrease) in Net Assets	(30,352,213)	3,820,274

Net Assets
Beginning of year	137,175,308	133,355,034
End of year	$106,823,095	$137,175,308

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	619,088	554,857
Class B Shares	28,164	33,029
Class C Shares	48,033	46,390
Class I Shares	47,442	48,154
Reinvestment of distributions:
Class A Shares	51,924	--
Class B Shares	6,700	--
Class C Shares	7,349	--
Class I Shares	1,739	--
Shares redeemed:
Class A Shares	(807,773)	(1,021,377)
Class B Shares	(111,834)	(201,997)
Class C Shares	(80,380)	(111,461)
Class I Shares	(48,548)	(32,652)
Total capital share activity	(238,096)	(685,057)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008 securities valued at $1,371,708, or 1.3% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is payable to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $61,196 was payable at year end. In addition, $34,335 was payable at year end for operating expenses paid by the Advisor during September 2008.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $23,056 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .35%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $42,191 was payable at year end.

The Distributor received $32,937 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $99,128 for the year ended September 30, 2008. Under the terms of the agreement, $7,971 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective January 1, 2008, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Fund who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $59,727,808 and $67,454,523, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $98,379,878. Net unrealized appreciation aggregated $5,154,861, of which $13,166,273 related to appreciated securities and $8,011,412 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $372,018 at September 30, 2008 may be utilized to offset future capital gains until expiration in September 2016.

The Fund intends to elect to defer net capital losses of $5,560,055 incurred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2009.

The tax character of dividends and distributions paid during the years ended September 30, 2008 and September 30, 2007 are as follows:

Distributions paid from:	2008	2007
Ordinary income	$420,152	--
Long term capital gain	1,565,077	--
Total	$1,985,229	--

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($372,018)
Unrealized appreciation (depreciation)	5,154,861
$4,782,843

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for the Fund is the tax treatment of net operating losses.

Undistributed net investment income	$1,151,839
Accumulated net realized gain (loss)	(21)
Paid-in capital	(1,151,818)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$7,236	4.22%	$1,208,742	July 2008

Tax Information (Unaudited)

The Fund designates $1,565,077 as capital gain dividends for the fiscal year ended September 30, 2008.

The Fund designates 100% of ordinary dividends paid during this fiscal year as qualifying for the corporate dividend-received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2009 for use in preparing 2008 income tax returns.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008	2007 (z)	2006
Net asset value, beginning	$28.11	$24.02	$23.42
Income from investment operations
Net investment income (loss)	(.21)	(.26)	(.27)
Net realized and unrealized gain (loss)	(4.49)	4.35	.87
Total from investment operations	(4.70)	4.09	.60
Distributions from
Net realized gain	(.41)	--	--
Total distributions	(.41)	--	--
Total increase (decrease) in net asset value	(5.11)	4.09	.60
Net asset value, ending	$23.00	$28.11	$24.02

Total return*	(16.97%)	17.03%	2.56%
Ratios to average net assets:A
Net investment income (loss)	(.79%)	(.98%)	(1.05%)
Total expenses	1.66%	1.66%	1.71%
Expenses before offsets	1.66%	1.66%	1.71%
Net expenses	1.65%	1.64%	1.69%
Portfolio turnover	49%	47%	31%
Net assets, ending (in thousands)	$85,195	$107,976	$103,499

	Years Ended
	September 30,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$21.60	$19.82
Income from investment operations
Net investment income (loss)	(.31)	(.32)
Net realized and unrealized gain (loss)	2.13	2.10
Total from investment operations	1.82	1.78
Total increase (decrease) in net asset value	1.82	1.78
Net asset value, ending	$23.42	$21.60

Total return*	8.43%	8.98%
Ratios to average net assets:A
Net investment income (loss)	(1.26%)	(1.41%)
Total expenses	1.68%	1.73%
Expenses before offsets	1.68%	1.73%
Net expenses	1.68%	1.72%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$110,970	$111,520

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2008	2007 (z)	2006
Net asset value, beginning	$25.66	$22.13	$21.76
Income from investment operations
Net investment income (loss)	(.47)	(.45)	(.49)
Net realized and unrealized gain (loss)	(4.00)	3.98	.86
Total from investment operations	(4.47)	3.53	.37
Distributions from
Net realized gain	(.41)	--	--
Total distributions	(.41)	--	--
Total increase (decrease) in net asset value	(4.88)	3.53	.37
Net asset value, ending	$20.78	$25.66	$22.13

Total return*	(17.70%)	15.95%	1.70%
Ratios to average net assets:A
Net investment income (loss)	(1.73%)	(1.86%)	(1.91%)
Total expenses	2.57%	2.54%	2.57%
Expenses before offsets	2.57%	2.54%	2.57%
Net expenses	2.56%	2.52%	2.55%
Portfolio turnover	49%	47%	31%
Net assets, ending (in thousands)	$7,803	$11,613	$13,752

	Years Ended
	September 30,	September 30,
Class B Shares	2005	2004
Net asset value, beginning	$20.24	$18.73
Income from investment operations
Net investment income (loss)	(.49)	(.48)
Net realized and unrealized gain (loss)	2.01	1.99
Total from investment operations	1.52	1.51
Total increase (decrease) in net asset value	1.52	1.51
Net asset value, ending	$21.76	$20.24

Total return*	7.51%	8.06%
Ratios to average net assets:A
Net investment income (loss)	(2.12%)	(2.28%)
Total expenses	2.54%	2.60%
Expenses before offsets	2.54%	2.60%
Net expenses	2.53%	2.59%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$16,503	$16,936

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008	2007 (z)	2006
Net asset value, beginning	$24.93	$21.47	$21.10
Income from investment operations
Net investment income (loss)	(.38)	(.41)	(.42)
Net realized and unrealized gain (loss)	(3.94)	3.87	.79
Total from investment operations	(4.32)	3.46	.37
Distributions from
Net realized gain	(.41)	--	--
Total distributions	(.41)	--	--
Total increase (decrease) in net asset value	(4.73)	3.46	.37
Net asset value, ending	$20.20	$24.93	$21.47

Total return*	(17.62%)	16.12%	1.75%
Ratios to average net assets:A
Net investment income (loss)	(1.57%)	(1.74%)	(1.84%)
Total expenses	2.42%	2.42%	2.49%
Expenses before offsets	2.42%	2.42%	2.49%
Net expenses	2.42%	2.41%	2.47%
Portfolio turnover	49%	47%	31%
Net assets, ending (in thousands)	$10,252	$13,275	$12,831

	Years Ended
	September 30,	September 30,
Class C Shares	2005	2004
Net asset value, beginning	$19.62	$18.15
Income from investment operations
Net investment income (loss)	(.44)	(.43)
Net realized and unrealized gain (loss)	1.92	1.90
Total from investment operations	1.48	1.47
Total increase (decrease) in net asset value	1.48	1.47
Net asset value, ending	$21.10	$19.62

Total return*	7.54%	8.10%
Ratios to average net assets:A
Net investment income (loss)	(2.07%)	(2.23%)
Total expenses	2.49%	2.55%
Expenses before offsets	2.49%	2.55%
Net expenses	2.49%	2.54%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$14,038	$12,914

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008	2007 (z)	2006
Net asset value, beginning	$29.16	$24.73	$23.89
Income from investment operations
Net investment income (loss)	**	(.05)	(.02)
Net realized and unrealized gain (loss)	(4.69)	4.48	.86
Total from investment operations	(4.69)	4.43	.84
Distributions from
Net realized gain	(.41)	--	--
Total distributions	(.41)	--	--
Total increase (decrease) in net asset value	(5.10)	4.43	.84
Net asset value, ending	$24.06	$29.16	$24.73

Total return*	(16.31%)	17.91%	3.52%
Ratios to average net assets:A
Net investment income (loss)	.01%	(0.19%)	(0.20%)
Total expenses	1.18%	1.14%	1.90%
Expenses before offsets	.87%	.87%	.88%
Net expenses	.86%	.86%	.86%
Portfolio turnover	49%	47%	31%
Net assets, ending (in thousands)	$3,573	$4,311	$3,273

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$21.85	$19.88
Income from investment operations
Net investment income (loss)	(.06)	(.09)
Net realized and unrealized gain (loss)	2.10	2.06
Total from investment operations	2.04	1.97
Total increase (decrease) in net asset value	2.04	1.97
Net asset value, ending	$23.89	$21.85

Total return*	9.34%	9.91%
Ratios to average net assets:A
Net investment income (loss)	(0.43%)	(0.54%)
Total expenses	1.28%	1.23%
Expenses before offsets	.87%	.86%
Net expenses	.86%	.86%
Portfolio turnover	157%	101%
Net assets, ending (in thousands)	$2,596	$955

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  쇓

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Capital Accumulation Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
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TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
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Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
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Calvert International Opportunities Fund
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Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
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Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

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September 30, 2008

Annual Report

Calvert International Opportunities Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Schedule of Investments
13

Statement of Assets and Liabilities
16

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
19

Financial Highlights
25

Explanation of Financial Tables
27

Proxy Voting and Availability of Quarterly Portfolio Holdings
29

Director and Officer Information Table
30

Dear Shareholder:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Our reporting period ended on September 30 with the Standard & Poor's 500 Index down 21.98% for the 12-month period. Diversification provided little solace during this period, as only fixed-income asset classes with no credit risk--such as U.S. Treasuries--emerged with positive returns. The Morgan Stanley Capital International (MSCI) World Index was down 25.62% and the benchmark Russell 2000 Index dropped by 14.48% during the reporting period. Moreover, losses continued after the period ended, with a series of unprecedented drops during the first week of October.

Sustainable and Responsible Investment

In a crisis that was caused by an array of factors, including an over-leveraged economy that led to bubbles in prices of housing and other assets, the short-term focus of many financial institutions, and lax regulatory oversight, we believe that owning companies with stronger corporate governance practices (such as transparency, disclosure, and board independence) allowed us to avoid some of the more spectacular losses. We feel that during periods of market turbulence it becomes more important than ever to pursue sustainable and responsible investing practices. In the last 12 months, we made progress on a number of sustainable and responsible investment initiatives.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

Long-Term Financial Goals

We believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of

Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2008.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the ranked companies--and intends to do more of this in the year ahead.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey.

Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of several Funds is invested in companies that provide for-profit socially or environmentally relevant products or services. One of our Funds in the Special Equities program made an early-stage investment recently in NeoDiagnostix, Inc., a Maryland company developing genetic technologies to more accurately test for cervical cancer. If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present. ShoreBank Corporation, the first community development and environmental bank holding company, is a new addition to the program. Aside from community development and environmental banking, ShoreBank also has subsidiaries that work on international microfinance and small business lending.2

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.3

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world. Through the Habitat Investment Program, people can now invest--not just donate or volunteer--to help Habitat make homeownership possible for even more families in need.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities. BRAC then offers education, health, and vocational training through these communities to further amplify its impact.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Big Lots represented 0.03% of Calvert Social Index Fund and 0.47% of Calvert World Values International Equity Fund; Lowe's represented 0.53% of Calvert Social Index Fund; Kirby represented 0.03% of Calvert Social Index Fund; Ryder represented 0.06% of Calvert Social Index Fund; and Harley Davidson represented 0.14% of Calvert Social Index Fund.

2. As of September 30, 2008, NeoDiagnostix, Inc. represented 0.03% of CSIF Equity Portfolio, and ShoreBank Corporation represented 0.09% of CSIF Equity Portfolio.

3. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.32%; Calvert World Values International Equity Fund, 0.87%; Calvert Large Cap Growth Fund, 0.25%; and Calvert New Vision Small Cap Fund, 1.08%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

All holdings are subject to change without notice.

Portfolio Management Discussion

Sophie Horsfall
of F&C Management Limited

Performance

Calvert International Opportunities Fund Class A shares (at NAV) returned -24.93% over the 12-month period ended September 30, 2008. The benchmark Citigroup/S&P World ex-U.S. Extended Market Index (EMI) earned -34.47% for the same period. Sector allocations and stock selection helped drive the Fund's outperformance relative to the Index.

Investment Climate

After record levels of merger and acquisition activity and strong prospects for global growth fueled equity markets over the first half of 2007, fallout from the U.S. subprime mortgage crisis in the summer initiated a period of high volatility. Liquidity injections from central banks and an interest-rate cut from the U.S. Federal Reserve (Fed) propelled equity markets to fresh highs in October 2007, but a series of larger-than-expected writedowns at major global banks sent investors in search of safety again. Weaker economic data in the U.S., the United Kingdom, and the euro zone, as well as a renewed contraction in interbank lending, also prompted sharp downward revisions in growth expectations.

Two more Fed interest-rate cuts before the end of 2007 did not reassure investors and equity markets sold off sharply at the start of 2008. As it continued to grapple with the twin dangers of possible recession and high inflation, the Fed continued its stabilization attempts with a series of January interest-rate reductions. Elsewhere, the Bank of England made three interest-rate cuts early in the year as data increasingly reflected the impact of the global financial crisis on the U.K. economy.

These measures boosted markets at key moments, most significantly in March 2008, when the Fed brokered a deal to rescue U.S. investment bank Bear Stearns--leading to a strong equity market rally in April. However, a $40 per barrel drop in oil prices from July forward, as well as mounting inflationary pressures against the backdrop of slowing growth and earnings, created a challenging environment for equities. As central banks became increasingly concerned about inflation, equity markets declined on fears that a policy shift could destabilize growth going forward.

The credit crisis intensified in September. Global equity markets sold off sharply as the turmoil deepened in the U.S and spread to Europe and beyond. A new round of casualties overshadowed all other news as a number of well-known institutions were nationalized, filed for bankruptcy, or taken over. In the end, U.S. Treasury Secretary Paulson announced a $700 billion rescue plan to buy banks' 'toxic' mortgage assets, but delays in getting the legislation passed forced equities to new lows. In the meantime, interbank lending rates climbed to unusually high levels, further paralyzing financial markets. And economic indicators continued to deteriorate, with consumer spending softening and no signs of improvement in the housing market.

Portfolio Strategy

Strong stock selection on both a regional and sector level--as well as beneficial sector allocations--drove the bulk of the Fund's relative outperformance.

Sector allocation was little changed during the year. We continued to focus on new energy technologies, which boosted performance in the first three quarters of the reporting period, but hurt when commodity prices dropped sharply in the final months. Two top performers were Suntech Power and Energy Conversion Devices, both of which continue to be core holdings. Suntech Power, a technology leader in the solar industry, recently gained after signing future long-term polysilicon contracts. Energy Conversion is benefiting from increased demand for solar power and hybrid electric batteries.

While an overall underweight to conventional energy stocks dampened returns, Australia-based Arrow Energy helped offset some of this lag. Arrow develops coal seam gas--a form of natural gas that can be used to generate electricity and creates half the greenhouse gas emissions of electricity generated from traditional coal.

To combat global financial market turmoil, we took a barbell approach. This means the Fund had overweights to more volatile areas such as alternative energy and cyclicals as well as to more defensive sectors such as Health Care and Consumer Staples.

Both the overweight to and stock selection within Health Care were positive for performance during the period. In particular, we continued to shun large-cap pharmaceutical companies, which we believe have long-term problems with pricing, generics, and product development pipelines. Instead, we favor names such as Australia-based CSL, which licenses the cervical cancer vaccine to Merck. While overall stock selection in Consumer Staples was weak, Japanese education company Benesse was beneficial.

The benefit of an underweight to Financials was partially reduced when many smaller regional banks outperformed in the third calendar quarter of 2008. Overall, we had strong stock selection in Insurance and continued to sell down exposure to Financials and Real Estate over the year.

In terms of regional allocation, the downside of a large overweight to emerging markets was more than offset by positive stock selections such as Brazilian electric utility Cemig.

Given the current market environment, we are maintaining the barbell approach with an overweight to holdings we have long-term confidence in, especially in new technologies, and an overweight position in defensive Consumer Staples and Health Care companies. The Fund's cash level is marginally higher than normal so we can strategically add to core positions when market volatility gives us the opportunity.

Outlook

Going forward, we plan to use recent market weakness and volatility to buy back into or add to companies we have high confidence in and which maintain a strong earnings outlook, but that have fallen in price in the midst of the market turmoil. We have been focusing on these types of companies for the last few months and now hold about 80 in the portfolio.

We expect the regional allocation to remain relatively unchanged and will continue to overweight global emerging markets on a stock-by-stock basis. We are reviewing our position in the alternative energy sector, which is highly correlated with commodities. As a result of this correlation, many of these companies have had a significant drop in value. However, we believe the U.S. tax-credit extensions for alternative energy will restore some confidence to the alternative energy sector.

We remain positive on global markets going forward, with the exception of the Financials sector, as we feel that valuations are more realistic. However, financial risks remain a substantial concern and could derail any stabilization of markets, even from here.

October 2008

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Bear Stearns 0%, Suntech Power 0.86%, Energy Conversion Devices 1.09%, Arrow Energy 1.53%, CSL 2.83%, Benesse 2.32%, Merck 0%, and Cemig 0%. All portfolio holdings are subject to change without notice

International Opportunities
Fund Statistics

September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/08	9/30/08
Class A	(17.80%)	(24.93%)
Class C	(18.12%)	(25.56%)
Class I	(17.58%)	(24.56%)
Citigroup/S&P World
ex-U.S. EMI**	(26.17%)	(34.47%)
Lipper International
Small/Mid Cap Core
Funds Average	(25.35%)	(34.76%)

	% of Total
Economic Sectors	Investments
Consumer Discretionary	17.3%
Consumer Staples	6.2%
Energy	4.6%
Financials	15.9%
Health Care	18.3%
Industrials	21.5%
Information Technology	1.9%
Materials	4.2%
Utilities	10.1%
Total	100%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

International Opportunities
Fund Statistics

September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(28.48%)
Since Inception	(20.96%)
(5/31/07)
Class C Shares
One year	(26.30%)
Since Inception	(19.78%)
(7/31/07)

International Opportunities
Fund Statistics

September 30, 2008

Average Annual Total Returns

Class I Shares at NAV
One Year	(24.56%)
Since Inception	(17.60%)
(5/31/07)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

International Opportunities
Fund Statistics

September 30, 2008
Ten Largest	% of Net
Stock Holdings	Assets
Fanuc Ltd.	3.6%
Companhia Energetica de Minas
Gerais (ADR)	3.1%
CSL Ltd.	2.8%
Shiseido Co. Ltd.	2.5%
Benesse Corp.	2.3%
Shoppers Drug Mart Corp.	2.2%
Continental AG	2.1%
Sonic Healthcare Ltd.	2.0%
Manila Water Co., Inc.	1.9%
Cochlear Ltd.	1.9%
Total	24.4%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$822.00	$7.56
Hypothetical	$1,000.00	$1,016.70	$8.37
(5% return per year before expenses)
Class C
Actual	$1,000.00	$818.80	$11.37
Hypothetical	$1,000.00	$1,012.50	$12.58
(5% return per year before expenses)
Class I
Actual	$1,000.00	$824.20	$5.47
Hypothetical	$1,000.00	$1,019.00	$6.06
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.50% and 1.20% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert International Opportunities Fund (the Fund), a series of the Calvert World Values Fund, Inc., including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 31, 2007 (inception) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert International Opportunities Fund as of September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 2007 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Schedule of Investments
September 30, 2008

Equity Securities - 94.6%	Shares	Value
Australia - 9.8%
Arrow Energy NL*	135,704	$319,283
Cochlear Ltd.	8,059	384,972
CSL Ltd.	19,617	591,259
Energy Developments Ltd.	51,277	101,721
QBE Insurance Group Ltd.	10,455	226,077
Sonic Healthcare Ltd.	39,375	413,727
		2,037,039

Austria - 0.9%
Erste Bank der Oesterreichischen Sparkassen AG	3,632	183,086

Brazil - 6.6%
Companhia de Saneamento Basico do Estado de Sao Paulo (ADR)	8,000	226,800
Companhia Energetica de Minas Gerais (ADR)	32,990	651,223
Diagnosticos da America SA	10,800	142,918
Natura Cosmeticos SA	9,400	90,422
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	2,633	265,722
		1,377,085

Canada - 3.9%
Canadian Tire Corp. Ltd.	2,080	96,160
Shoppers Drug Mart Corp.	9,460	458,318
Tim Hortons, Inc.	8,727	255,494
		809,972

China - 2.3%
China Hongxing Sports Ltd.	1,016,000	214,947
JA Solar Holdings Co. Ltd. (ADR)*	8,040	85,063
Suntech Power Holdings Co. Ltd. (ADR)*	5,000	179,350
		479,360

Denmark - 1.9%
TrygVesta A/S	4,650	299,103
William Demant Holding A/S*	2,350	106,366
		405,469

Finland - 0.7%
Lassila & Tikanoja Oyj	7,930	154,811

France - 4.4%
Accor SA	4,371	234,771
AXA SA	8,817	289,099
Cie Generale d'Optique Essilor International SA	4,971	248,621
Vallourec SA	699	152,056
		924,547

Germany - 9.0%
Adidas AG	5,395	289,797
Celesio AG	3,968	174,112

Equity Securities - Cont'd	Shares	Value
Germany - Cont'd
Centrotherm Photovoltaics AG*	5,038	$269,085
Continental AG*	4,468	444,219
Rhoen Klinikum AG	10,066	292,675
SMA Solar Technology AG*	3,137	245,428
SolarWorld AG	3,884	163,881
		1,879,197

Greece - 1.0%
Alpha Bank AE	9,515	209,243

Hong Kong - 0.6%
Cheuk Nang Holdings Ltd.	261,000	57,906
Esprit Holdings Ltd.	11,700	71,869
		129,775

Hungary - 1.1%
OTP Bank Nyrt	6,054	219,161

Japan - 18.2%
Aisin Seiki Co. Ltd.	12,300	301,505
Asahi Pretec Corp.	17,600	343,733
Benesse Corp.	11,800	483,581
Fanuc Ltd.	9,900	749,741
Shimano, Inc.	10,900	375,545
Shiseido Co. Ltd.	23,000	517,228
Sumitomo Chemical Co. Ltd.	41,000	179,394
Sumitomo Realty & Development Co. Ltd.	14,000	306,023
Ulvac, Inc.	13,600	381,004
USS Co. Ltd.	2,560	165,072
		3,802,826

Mexico - 2.5%
Alsea SAB de CV*	209,962	158,807
Banco Compartamos SA de CV	67,088	189,521
Urbi Desarrollos Urbanos SA de CV*	77,373	180,008
		528,336

Netherlands - 1.8%
QIAGEN NV*	15,124	300,395
TomTom NV*	3,540	65,540
		365,935

New Zealand - 1.5%
Contact Energy Ltd.	59,800	316,965

Norway - 3.9%
Petroleum Geo-Services ASA*	14,850	196,574
Prosafe Production Public Ltd.*	14,980	36,393
ProSafe SE	19,880	107,174
Tomra Systems ASA	49,900	258,246
Yara International ASA	6,200	217,060
		815,447

Equity Securities - Cont'd	Shares	Value
Philippines - 1.9%
Manila Water Co., Inc.	1,109,000	$391,948

Singapore - 3.2%
City Developments Ltd.	46,000	288,656
ComfortDelgro Corp. Ltd.	146,000	152,988
Hyflux Ltd.	138,000	232,884
		674,528

Spain - 2.4%
Acciona SA	1,226	186,472
Banco Bilbao Vizcaya Argentaria SA	8,801	142,699
Ebro Puleva SA	10,144	160,440
		489,611

Sweden - 1.1%
Svenska Cellulosa AB, Series B	21,200	223,799

Switzerland - 1.3%
Adecco SA	6,231	273,501

United Kingdom - 6.9%
FirstGroup plc	11,026	104,854
Hiscox Ltd.	28,923	126,625
Informa plc	13,258	74,436
Johnson Matthey plc	8,632	209,227
Legal & General Group plc	94,708	171,462
Severn Trent plc	8,583	207,527
SSL International plc	47,186	381,621
Trading Emissions plc*	89,636	163,718
		1,439,470

United States - 7.7%
DaVita, Inc.*	6,390	364,294
Energy Conversion Devices, Inc.*	3,889	226,534
Evergreen Solar, Inc.*	13,499	74,515
FuelCell Energy, Inc.*	16,349	98,584
GT Solar International, Inc.*	15,442	167,546
Ormat Technologies, Inc.	2,683	97,473
Quanta Services, Inc.*	7,672	207,221
ResMed, Inc.*	45,244	196,718
United Rentals, Inc.*	10,987	167,442
		1,600,327

Total Equity Securities (Cost $25,358,890)		19,731,438

TOTAL INVESTMENTS (Cost $25,358,890) - 94.6%		19,731,438
Other assets and liabilities, net - 5.4%		1,131,257
Net Assets - 100%		$20,862,695

*Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008
Assets
Investments in securities, at value (Cost $25,358,890) -
see accompanying schedule	$19,731,438
Cash	1,116,572
Cash denominated in foreign currencies (Cost $37,044)	36,355
Receivable for securities sold	8,098
Receivable for shares sold	152,267
Dividend and tax reclaim receivable	70,880
Other assets	10,661
Total assets	21,126,271

Liabilities
Payable for securities purchased	191,997
Payable for shares redeemed	16,857
Payable to Calvert Asset Management Company, Inc.	16,955
Payable to Calvert Administrative Services Company	5,689
Payable to Calvert Shareholder Services, Inc.	750
Payable to Calvert Distributors, Inc.	4,128
Accrued expenses and other liabilities	27,200
Total liabilities	263,576
Net Assets	$20,862,695

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $.01 par value shares authorized:
Class A: 1,452,674 shares outstanding	$21,235,850
Class C: 54,419 shares outstanding	776,165
Class I: 305,156 shares outstanding	4,542,499
Undistributed net investment income	159,996
Accumulated net realized gain (loss) on investments and foreign
currency transactions	(223,293)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign
currencies	(5,628,522)
Net Assets	$20,862,695

Net Asset Value Per Share
Class A (based on net assets of $16,709,990)	$11.50
Class C (based on net assets of $619,918)	$11.39
Class I (based on net assets of $3,532,787)	$11.58

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $26,677)	$432,440
Interest income	29,808
Total investment income	462,248

Expenses:
Investment advisory fee	127,607
Transfer agency fees and expenses	48,953
Distribution Plan expenses:
Class A	28,998
Class C	4,069
Directors' fees and expenses	3,537
Administrative fees	47,938
Accounting fees	2,660
Custodian fees	97,542
Registration fees	52,160
Reports to shareholders	7,775
Professional fees	21,741
Miscellaneous	2,429
Total expenses	445,409
Reimbursement from Advisor:
Class A	(130,205)
Class C	(20,447)
Class I	(40,732)
Fees paid indirectly	(3,968)
Net expenses	250,057

Net Investment Income	212,191

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(223,293)
Foreign currency transactions	(52,195)
(275,488)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(5,884,127)
Assets and liabilities denominated in foreign currencies	242
(5,883,885)

Net Realized and Unrealized Gain (Loss)	(6,159,373)

Increase (Decrease) in Net Assets
Resulting From Operations	($5,947,182)

See notes to financial statements.

Statements of Changes in Net Assets
	From Inception	May 31, 2007
	Year Ended	Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	$212,191	$9,347
Net realized gain (loss)	(275,488)	(11,081)
Change in unrealized appreciation or (depreciation)	(5,883,885)	255,363

Increase (Decrease) in Net Assets
Resulting From Operations	(5,947,182)	253,629

Capital share transactions:
Shares sold:
Class A Shares	19,904,461	5,575,570
Class C Shares	667,195	136,070
Class I Shares	1,784,031	2,973,757
Redemption Fees:
Class A Shares	748	--
Shares redeemed:
Class A Shares	(4,194,219)	(46,750)
Class C Shares	(27,121)	--
Class I Shares	(217,494)	--
Total capital share transactions	17,917,601	8,638,647

Total Increase (Decrease) in Net Assets	11,970,419	8,892,276

Net Assets
Beginning of year	8,892,276	--
End of year (including undistributed net investment
income of $159,996 and $0, respectively)	$20,862,695	$8,892,276

Capital Share Activity
Shares sold:
Class A Shares	1,381,632	373,769
Class C Shares	47,253	9,141
Class I Shares	120,686	200,326
Shares redeemed:
Class A Shares	(299,560)	(3,167)
Class C Shares	(1,975)	--
Class I Shares	(15,856)	--
Total capital share activity	1,232,180	580,069

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert International Opportunities Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund began operations on May 31, 2007 and offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, dute to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On September 30, 2008, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2007-2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.66% for Class A, 2.50% for Class C, and 1.20% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C shares and .15% for Class I shares, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $16,560 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $6,412 for the year ended September 30, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective January 1, 2008, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Fund who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $21,885,878 and $4,316,578, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $25,367,807. Net unrealized depreciation aggregated $5,636,369, of which $92,029 related to appreciated securities and $5,728,398 related to depreciated securities.

The Fund intends to elect to defer net capital losses of $222,935 incurred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2008.

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$168,555
Unrealized appreciation (depreciation)	(5,636,369)
$5,467,814

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are foreign currency transactions.

Undistributed net investment income	($52,195)
Accumulated net realized gain (loss)	52,195

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no outstanding borrowings under the agreement at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$62	2.86%	$22,764	April 2008

Note E -- Subsequent Event

Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge.

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class A Shares	2008 (z)	2007# (z)
Net asset value, beginning	$15.32	$15.00
Income from investment operations
Net investment income	.17	.02
Net realized and unrealized gain (loss)	(3.99)	.30
Total from investment operations	(3.82)	.32
Total increase (decrease) in net asset value	(3.82)	.32
Net asset value, ending	$11.50	$15.32

Total return*	(24.93%)	2.13%
Ratios to average net assets: A
Net investment income	1.22%	.50% (a)
Total expenses	2.81%	7.82% (a)
Expenses before offsets	1.68%	1.74% (a)
Net expenses	1.66%	1.66% (a)
Portfolio turnover	29%	2%
Net assets, ending (in thousands)	$16,710	$5,678

	Periods Ended
	September 30,	September 30,
Class C Shares	2008 (z)	2007 ##(z)
Net asset value, beginning	$15.30	$14.74
Income from investment operations
Net investment income	.09	.01
Net realized and unrealized gain (loss)	(4.00)	.55
Total from investment operations	(3.91)	.56
Total increase (decrease) in net asset value	(3.91)	.56
Net asset value, ending	$11.39	$15.30

Total return*	(25.56%)	3.80%
Ratios to average net assets: A
Net investment income	.67%	1.14% (a)
Total expenses	7.55%	66.65% (a)
Expenses before offsets	2.52%	2.58% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	29%	1%
Net assets, ending (in thousands)	$620	$140

See notes to financial highlights.

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class I Shares	2008 (z)	2007 #(z)
Net asset value, beginning	$15.35	$15.00
Income from investment operations
Net investment income	.25	.04
Net realized and unrealized gain (loss)	(4.02)	.31
Total from investment operations	(3.77)	.35
Total increase (decrease) in net asset value	(3.77)	.35
Net asset value, ending	$11.58	$15.35

Total return*	(24.56%)	2.33%
Ratios to average net assets: A
Net investment income	1.72%	.78% (a)
Total expenses	2.26%	7.47% (a)
Expenses before offsets	1.22%	1.28% (a)
Net expenses	1.20%	1.20% (a)
Portfolio turnover	29%	2%
Net assets, ending (in thousands)	$3,533	$3,075

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From May 31, 2007 inception.

## From July 31, 2007 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert International Opportunities Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III., an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/08
	$	%*	$	% *
(a) Audit Fees	$47,630		$53,130
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$8,662	0%	$8,993	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$56,292	0%	$62,123	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority to the Audit Committee Chair with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/08
$	%*	$	% *
$8,500	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2008.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date:	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: November 26, 2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 26, 2008